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                                                                    Exhibit 23.4


                                    CONSENT

     I hereby consent to the reference to me as a director nominee as set forth in the registration statement of Spanish Broadcasting System, Inc.


                                                       /s/ Jason L. Shrinsky
                                                       -------------------------
                                                           Jason L. Shrinsky